UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2019

*	This Form N-CSR pertains to the following series of the Registrant: MFS Inflation-Adjusted Bond Fund. The remaining series of the Registrant have fiscal year ends of April 30.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2019

MFS® Inflation-Adjusted Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

IAB-ANN

MFS® Inflation-Adjusted Bond Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have repeatedly raised tariffs on each other, though preliminary steps toward an interim trade agreement have been undertaken, modestly easing tensions in recent months. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. Uncertainty over Brexit, along with the ripple effects from the trade conflict, have hampered business confidence and investment in the U.K. and Europe, though investors hope that greater clarity regarding the Brexit outcome will emerge after a British parliamentary election in December.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, tentative signs of easing trade tensions and receding global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to responsible allocation of capital allow us to wade through the noise to uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline with the purpose of creating sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
U.S. Treasury Securities	84.0%
Non-U.S. Government Bonds	3.0%
Investment Grade Corporates	2.9%
Mortgage-Backed Securities	2.0%
Collateralized Debt Obligations	1.7%
Municipal Bonds	0.9%
Commercial Mortgage-Backed Securities	0.4%

Composition including fixed income credit quality (a)(i)
AAA	3.3%
AA	2.0%
A	2.0%
BBB	1.6%
U.S. Government	84.0%
Federal Agencies	2.0%
Cash & Cash Equivalents	5.2%
Other	(0.1)%

Portfolio facts (i)
Average Duration (d)	5.0
Average Effective Maturity (m)	9.2 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2019, Class A shares of the MFS Inflation-Adjusted Bond Fund (fund) provided a total return of 8.80%, at net asset value. This compares with a return of 8.96% for the fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index.

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, after providing headwinds for many months prior. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019, as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. A UK general election, scheduled for December 12, may bring some clarity to the situation. Hopes for a limited trade agreement between the US and China, as well as fading global recession fears, were supportive factors for risk assets at period end.

Management Review – continued

Factors Affecting Performance

During the reporting period, yield curve (y) positioning, particularly the fund’s greater-than-benchmark exposure to bonds with maturities of 20 to 25 years, and its underweight allocation to bonds with maturities of less than 3 years, held back performance relative to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index.

A longer relative duration (d) stance helped the fund’s relative performance as real yields declined during the reporting period. Bond selection within maturities of both 7 to 10 years and 3 to 5 years, driven primarily by out-of-benchmark investments, further benefited relative results.

Respectfully,

Portfolio Manager(s)

Geoffrey Schechter and Erik Weisman

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/30/03	8.80%	1.68%	2.60%	N/A
B	9/01/04	8.03%	0.94%	1.82%	N/A
C	9/01/04	7.92%	0.81%	1.72%	N/A
I	9/30/03	8.96%	1.82%	2.74%	N/A
R1	4/01/05	7.93%	0.83%	1.73%	N/A
R2	9/01/04	8.33%	1.33%	2.23%	N/A
R3	4/01/05	8.70%	1.59%	2.50%	N/A
R4	4/01/05	8.86%	1.80%	2.73%	N/A
R6	3/01/13	9.03%	1.94%	N/A	0.69%

Comparative benchmark(s)
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (f)		8.96%	2.33%	3.36%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		4.18%	0.80%	2.15%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		4.03%	0.56%	1.82%	N/A
C With CDSC (1% for 12 months) (v)		6.92%	0.81%	1.72%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index – measures the performance of inflation-protected securities issued by the U.S. Treasury. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2019 through October 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Expenses Paid During Period (p) 5/01/19-10/31/19
A	Actual	0.80%	$1,000.00	$1,040.15	$4.11
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
B	Actual	1.55%	$1,000.00	$1,037.45	$7.96
	Hypothetical (h)	1.55%	$1,000.00	$1,017.39	$7.88
C	Actual	1.65%	$1,000.00	$1,035.91	$8.47
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
I	Actual	0.65%	$1,000.00	$1,041.91	$3.35
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
R1	Actual	1.65%	$1,000.00	$1,036.97	$8.47
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
R2	Actual	1.15%	$1,000.00	$1,038.41	$5.91
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R3	Actual	0.90%	$1,000.00	$1,040.66	$4.63
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R4	Actual	0.65%	$1,000.00	$1,040.95	$3.34
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
R6	Actual	0.57%	$1,000.00	$1,042.25	$2.93
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.7%

Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 2.1%
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	$2,190,172	$2,354,448
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.02% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	1,331,195	1,321,025
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.4% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	3,204,527	3,169,562
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.465% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	3,382,623	3,336,054
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	467,871	505,407
Oaktree CLO Ltd., 15-1A, “A1R”, FLR, 2.835% (LIBOR - 3mo. + 0.87%), 10/20/2027 (z)	5,000,000	4,985,215
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 3.2% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	2,866,629	2,848,925
TICP CLO Ltd., FLR, 2.805% (LIBOR - 3mo. + 0.8%), 4/20/2028 (n)	4,817,160	4,787,188
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	2,058,000	2,211,336

		$25,519,160
Automotive - 0.2%
Hyundai Capital America, 2.85%, 11/01/2022 (z)	$800,000	$805,772
Volkswagen Group of America Co., 2.7%, 9/26/2022 (n)	2,052,000	2,071,035

		$2,876,807
Chemicals - 0.1%
Sherwin Williams Co., 2.75%, 6/01/2022	$836,000	$851,086

Computer Software - Systems - 0.2%
Apple, Inc., 3.2%, 5/11/2027	$1,826,000	$1,944,217

Conglomerates - 0.1%
United Technologies Corp., 3.95%, 8/16/2025	$1,304,000	$1,427,021

Consumer Products - 0.4%
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	$4,160,000	$4,244,729

Consumer Services - 0.1%
Conservation Fund, 3.474%, 12/15/2029	$1,438,000	$1,461,042

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - 3.0%
Commonwealth of Australia, Inflation Linked Bond, 3%, 9/20/2025	AUD	14,791,406	$12,159,756
Government of Canada, Inflation Linked Bond, 4.25%, 12/01/2026	CAD	11,674,437	11,401,433
Government of New Zealand, Inflation Linked Bond, 3%, 9/20/2030	NZD	15,828,173	13,109,875

			$36,671,064
Major Banks - 0.2%
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)		$2,334,000	$2,405,436

Medical & Health Technology & Services - 0.2%
CommonSpirit Health, 2.76%, 10/01/2024		$2,259,000	$2,293,019

Mortgage-Backed - 2.0%
Freddie Mac, 3.064%, 8/25/2024		$3,288,093	$3,424,526
Freddie Mac, 3.117%, 6/25/2027		2,380,992	2,544,339
Freddie Mac, 3.286%, 11/25/2027		2,049,000	2,212,505
Freddie Mac, 3.9%, 4/25/2028		3,500,000	3,937,214
Freddie Mac, 3.85%, 5/25/2028		2,860,000	3,209,316
Freddie Mac, 3.854%, 6/25/2028		4,093,000	4,602,420
Freddie Mac, 4.06%, 10/25/2028		4,100,000	4,687,962

			$24,618,282
Municipals - 0.9%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023		$8,796,000	$8,131,638
Philadelphia, PA, School District, “A”, 5.995%, 9/01/2030		1,925,000	2,457,147

			$10,588,785
Other Banks & Diversified Financials - 0.2%
ING Groep N.V., 3.15%, 3/29/2022		$2,236,000	$2,289,190

Restaurants - 0.3%
Starbucks Corp., 3.8%, 8/15/2025		$3,607,000	$3,922,185

Tobacco - 0.1%
B.A.T Capital Corp., 2.764%, 8/15/2022		$1,600,000	$1,615,309

U.S. Treasury Inflation Protected Securities - 83.8%
U.S. Treasury Bonds, 2.375%, 1/15/2025		$26,704,193	$29,702,643
U.S. Treasury Bonds, 2%, 1/15/2026		29,222,486	32,435,847
U.S. Treasury Bonds, 2.375%, 1/15/2027		41,981,328	48,502,717
U.S. Treasury Bonds, 1.75%, 1/15/2028		23,073,442	25,966,632

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Inflation Protected Securities - continued
U.S. Treasury Bonds, 3.625%, 4/15/2028	$49,359,030	$63,363,661
U.S. Treasury Bonds, 2.5%, 1/15/2029	44,372,450	53,677,987
U.S. Treasury Bonds, 3.875%, 4/15/2029	43,062,740	57,769,192
U.S. Treasury Bonds, 3.375%, 4/15/2032	7,810,942	10,785,948
U.S. Treasury Bonds, 2.125%, 2/15/2040	20,700,093	27,335,532
U.S. Treasury Bonds, 2.125%, 2/15/2041	10,702,109	14,255,926
U.S. Treasury Bonds, 0.75%, 2/15/2042	53,639,039	56,363,216
U.S. Treasury Bonds, 0.625%, 2/15/2043	34,857,368	35,648,989
U.S. Treasury Bonds, 1.375%, 2/15/2044	18,029,394	21,526,474
U.S. Treasury Bonds, 0.75%, 2/15/2045	26,024,886	27,281,405
U.S. Treasury Bonds, 1%, 2/15/2046	10,964,230	12,171,449
U.S. Treasury Bonds, 0.875%, 2/15/2047	6,079,388	6,575,352
U.S. Treasury Notes, 0.625%, 7/15/2021	23,505,170	23,660,800
U.S. Treasury Notes, 0.125%, 1/15/2022	56,549,545	56,159,118
U.S. Treasury Notes, 0.125%, 7/15/2022	49,819,351	49,740,600
U.S. Treasury Notes, 0.125%, 1/15/2023	32,002,308	31,821,235
U.S. Treasury Notes, 0.375%, 7/15/2023	23,885,465	24,090,207
U.S. Treasury Notes, 0.625%, 1/15/2024	39,356,193	40,023,105
U.S. Treasury Notes, 0.125%, 7/15/2024	3,209,055	3,212,809
U.S. Treasury Notes, 0.25%, 1/15/2025	42,919,237	43,084,082
U.S. Treasury Notes, 0.375%, 7/15/2025	26,244,002	26,651,148
U.S. Treasury Notes, 0.625%, 1/15/2026	42,944,499	44,101,680
U.S. Treasury Notes, 0.125%, 7/15/2026	32,292,625	32,292,513
U.S. Treasury Notes, 0.375%, 1/15/2027	31,465,478	31,880,902
U.S. Treasury Notes, 0.375%, 7/15/2027	23,195,482	23,613,320
U.S. Treasury Notes, 0.5%, 1/15/2028	23,429,293	24,033,988
U.S. Treasury Notes, 0.875%, 1/15/2029	36,994,745	39,345,686

		$1,017,074,163
Utilities - Electric Power - 0.8%
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	$5,958,000	$6,035,142
Virginia Electric & Power Co., 3.5%, 3/15/2027	2,891,000	3,108,137

		$9,143,279
Total Bonds (Identified Cost, $1,094,269,981)		$1,148,944,774

Investment Companies (h) - 5.0%
Money Market Funds - 5.0%
MFS Institutional Money Market Portfolio, 1.89% (v) (Identified Cost, $60,910,352)	60,907,657	$60,913,747

Other Assets, Less Liabilities - 0.3%		3,825,611
Net Assets - 100.0%		$1,213,684,132

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $60,913,747 and $1,148,944,774, respectively.

Portfolio of Investments – continued

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $30,219,096, representing 2.5% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Hyundai Capital America, 2.85%, 11/01/2022	10/28/19	$799,912	$805,772
Oaktree CLO Ltd., 15-1A, “A1R”, FLR, 2.835% (LIBOR - 3mo. + 0.87%), 10/20/2027	7/16/19	4,999,033	4,985,215
Total Restricted Securities			$5,790,987
% of Net assets			0.5%

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
NZD	New Zealand Dollar

Derivative Contracts at 10/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	11,947,847	AUD	17,722,963	Merrill Lynch International	12/13/2019	$(282,332)
USD	11,484,223	CAD	15,276,256	Citibank N.A.	12/13/2019	(116,259)
USD	12,626,202	NZD	20,027,762	Citibank N.A.	12/13/2019	(223,831)
USD	290,973	NZD	463,000	Goldman Sachs International	12/13/2019	(6,093)

						$(628,515)

At October 31, 2019, the fund had cash collateral of $410,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,094,269,981)	$1,148,944,774
Investments in affiliated issuers, at value (identified cost, $60,910,352)	60,913,747
Cash	560,023
Restricted cash for
Forward foreign currency exchange contracts	410,000
Receivables for
Fund shares sold	1,193,740
Interest	2,847,257
Total assets	$1,214,869,541

Liabilities
Payables for
Distributions	$14,743
Forward foreign currency exchange contracts	628,515
Fund shares reacquired	79,823
Payable to affiliates
Investment adviser	10,790
Administrative services fee	878
Shareholder servicing costs	346,508
Distribution and service fees	898
Payable for independent Trustees’ compensation	55
Accrued expenses and other liabilities	103,199
Total liabilities	$1,185,409
Net assets	$1,213,684,132

Net assets consist of
Paid-in capital	$1,210,788,112
Total distributable earnings (loss)	2,896,020
Net assets	$1,213,684,132
Shares of beneficial interest outstanding	115,715,805

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$46,795,808	4,473,567	$10.46
Class B	3,404,033	326,829	10.42
Class C	5,373,511	515,623	10.42
Class I	4,503,273	430,178	10.47
Class R1	331,614	31,869	10.41
Class R2	643,046	61,564	10.45
Class R3	1,589,864	152,006	10.46
Class R4	90,098	8,618	10.45
Class R6	1,150,952,885	109,715,551	10.49

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.92 [100 / 95.75 x $10.46]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$28,974,180
Dividends from affiliated issuers	462,303
Other	192
Total investment income	$29,436,675
Expenses
Management fee	$5,772,490
Distribution and service fees	226,533
Shareholder servicing costs	968,120
Administrative services fee	167,291
Independent Trustees’ compensation	25,985
Custodian fee	72,357
Shareholder communications	17,601
Audit and tax fees	42,283
Legal fees	11,111
Miscellaneous	186,705
Total expenses	$7,490,476
Reduction of expenses by investment adviser and distributor	(606,983)
Net expenses	$6,883,493
Net investment income (loss)	$22,553,182

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$266,054
Affiliated issuers	(2,779)
Swap agreements	(229,091)
Forward foreign currency exchange contracts	1,881,416
Foreign currency	(25,946)
Net realized gain (loss)	$1,889,654
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$77,620,888
Affiliated issuers	3,395
Swap agreements	153,464
Forward foreign currency exchange contracts	(1,220,223)
Translation of assets and liabilities in foreign currencies	4,801
Net unrealized gain (loss)	$76,562,325
Net realized and unrealized gain (loss)	$78,451,979
Change in net assets from operations	$101,005,161

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/19	10/31/18
Change in net assets

From operations
Net investment income (loss)	$22,553,182	$31,947,155
Net realized gain (loss)	1,889,654	(1,081,289)
Net unrealized gain (loss)	76,562,325	(52,937,565)
Change in net assets from operations	$101,005,161	$(22,071,699)
Total distributions to shareholders	$(28,635,924)	$(36,076,674)
Change in net assets from fund share transactions	$(31,587,495)	$6,700,185
Total change in net assets	$40,781,742	$(51,448,188)

Net assets
At beginning of period	1,172,902,390	1,224,350,578
At end of period	$1,213,684,132	$1,172,902,390

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.83	$10.32	$10.61	$10.19	$10.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.25	$0.17	$0.07	$(0.02)
Net realized and unrealized gain (loss)	0.69	(0.46)	(0.25)	0.45	(0.21)
Total from investment operations	$0.86	$(0.21)	$(0.08)	$0.52	$(0.23)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.28)	$(0.21)	$(0.10)	$(0.05)
Net asset value, end of period (x)	$10.46	$9.83	$10.32	$10.61	$10.19
Total return (%) (r)(s)(t)(x)	8.80	(2.07)	(0.78)	5.09	(2.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.96	0.97	0.99	1.02
Expenses after expense reductions (f)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	1.69	2.44	1.61	0.71	(0.23)
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$46,796	$44,085	$47,052	$48,046	$53,400

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.79	$10.27	$10.56	$10.14	$10.46

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.17	$0.09	$(0.01)	$(0.10)
Net realized and unrealized gain (loss)	0.69	(0.44)	(0.25)	0.45	(0.20)
Total from investment operations	$0.78	$(0.27)	$(0.16)	$0.44	$(0.30)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.21)	$(0.13)	$(0.02)	$(0.02)
Net asset value, end of period (x)	$10.42	$9.79	$10.27	$10.56	$10.14
Total return (%) (r)(s)(t)(x)	8.03	(2.72)	(1.53)	4.33	(2.92)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.71	1.72	1.74	1.77
Expenses after expense reductions (f)	1.55	1.55	1.55	1.55	1.55
Net investment income (loss)	0.91	1.73	0.86	(0.08)	(0.94)
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$3,404	$4,774	$7,029	$10,599	$12,855

Class C	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.79	$10.28	$10.57	$10.15	$10.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.16	$0.08	$(0.02)	$(0.11)
Net realized and unrealized gain (loss)	0.69	(0.45)	(0.25)	0.45	(0.21)
Total from investment operations	$0.77	$(0.29)	$(0.17)	$0.43	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.20)	$(0.12)	$(0.01)	$(0.01)
Net asset value, end of period (x)	$10.42	$9.79	$10.28	$10.57	$10.15
Total return (%) (r)(s)(t)(x)	7.92	(2.91)	(1.63)	4.22	(3.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.71	1.72	1.74	1.77
Expenses after expense reductions (f)	1.65	1.65	1.65	1.65	1.65
Net investment income (loss)	0.76	1.61	0.78	(0.16)	(1.06)
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$5,374	$7,185	$10,451	$12,199	$13,840

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.84	$10.33	$10.62	$10.20	$10.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.27	$0.20	$0.12	$0.01
Net realized and unrealized gain (loss)	0.70	(0.46)	(0.27)	0.41	(0.23)
Total from investment operations	$0.87	$(0.19)	$(0.07)	$0.53	$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.30)	$(0.22)	$(0.11)	$(0.06)
Net asset value, end of period (x)	$10.47	$9.84	$10.33	$10.62	$10.20
Total return (%) (r)(s)(t)(x)	8.96	(1.91)	(0.63)	5.24	(2.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.70	0.72	0.73	0.77
Expenses after expense reductions (f)	0.65	0.65	0.65	0.65	0.65
Net investment income (loss)	1.72	2.69	1.97	1.19	0.09
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$4,503	$5,332	$7,569	$15,502	$5,562

Class R1	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.78	$10.26	$10.55	$10.13	$10.46

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.17	$0.08	$(0.04)	$(0.11)
Net realized and unrealized gain (loss)	0.68	(0.45)	(0.25)	0.47	(0.21)
Total from investment operations	$0.77	$(0.28)	$(0.17)	$0.43	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.20)	$(0.12)	$(0.01)	$(0.01)
Net asset value, end of period (x)	$10.41	$9.78	$10.26	$10.55	$10.13
Total return (%) (r)(s)(t)(x)	7.93	(2.82)	(1.63)	4.23	(3.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.71	1.72	1.74	1.77
Expenses after expense reductions (f)	1.65	1.65	1.65	1.65	1.65
Net investment income (loss)	0.86	1.68	0.82	(0.34)	(1.03)
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$332	$305	$321	$331	$479

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.82	$10.30	$10.59	$10.17	$10.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.21	$0.13	$0.05	$(0.08)
Net realized and unrealized gain (loss)	0.68	(0.44)	(0.25)	0.43	(0.18)
Total from investment operations	$0.82	$(0.23)	$(0.12)	$0.48	$(0.26)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.25)	$(0.17)	$(0.06)	$(0.04)
Net asset value, end of period (x)	$10.45	$9.82	$10.30	$10.59	$10.17
Total return (%) (r)(s)(t)(x)	8.43	(2.32)	(1.13)	4.73	(2.53)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.21	1.22	1.24	1.27
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income (loss)	1.34	2.09	1.28	0.52	(0.80)
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$643	$603	$941	$1,438	$2,428

Class R3	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.83	$10.32	$10.60	$10.19	$10.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.24	$0.16	$0.08	$0.02
Net realized and unrealized gain (loss)	0.69	(0.46)	(0.24)	0.42	(0.25)
Total from investment operations	$0.85	$(0.22)	$(0.08)	$0.50	$(0.23)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.27)	$(0.20)	$(0.09)	$(0.05)
Net asset value, end of period (x)	$10.46	$9.83	$10.32	$10.60	$10.19
Total return (%) (r)(s)(t)(x)	8.70	(2.16)	(0.79)	4.89	(2.21)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.96	0.97	0.99	1.02
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.90
Net investment income (loss)	1.57	2.36	1.55	0.72	0.18
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$1,590	$1,873	$1,910	$2,278	$2,008

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.83	$10.32	$10.61	$10.20	$10.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.27	$0.18	$0.05	$(0.01)
Net realized and unrealized gain (loss)	0.70	(0.46)	(0.25)	0.47	(0.20)
Total from investment operations	$0.86	$(0.19)	$(0.07)	$0.52	$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.30)	$(0.22)	$(0.11)	$(0.06)
Net asset value, end of period (x)	$10.45	$9.83	$10.32	$10.61	$10.20
Total return (%) (r)(s)(t)(x)	8.86	(1.92)	(0.63)	5.14	(2.00)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.72	0.72	0.73	0.77
Expenses after expense reductions (f)	0.65	0.65	0.65	0.65	0.65
Net investment income (loss)	1.58	2.60	1.76	0.51	(0.12)
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$90	$140	$725	$704	$187

Class R6	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.86	$10.35	$10.64	$10.22	$10.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.27	$0.19	$0.10	$0.02
Net realized and unrealized gain (loss)	0.68	(0.45)	(0.25)	0.44	(0.21)
Total from investment operations	$0.88	$(0.18)	$(0.06)	$0.54	$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.31)	$(0.23)	$(0.12)	$(0.07)
Net asset value, end of period (x)	$10.49	$9.86	$10.35	$10.64	$10.22
Total return (%) (r)(s)(t)(x)	9.03	(1.82)	(0.53)	5.32	(1.85)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.62	0.63	0.65	0.67
Expenses after expense reductions (f)	0.57	0.57	0.56	0.56	0.55
Net investment income (loss)	1.95	2.68	1.86	0.99	0.22
Portfolio turnover	38	23	20	23	26
Net assets at end of period (000 omitted)	$1,150,953	$1,108,604	$1,148,352	$1,147,895	$1,131,491

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Inflation-Adjusted Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates

Notes to Financial Statements – continued

market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$1,017,074,163	$—	$1,017,074,163
Non-U.S. Sovereign Debt	—	36,671,064	—	36,671,064
Municipal Bonds	—	10,588,785	—	10,588,785
U.S. Corporate Bonds	—	15,812,479	—	15,812,479
Residential Mortgage-Backed Securities	—	24,618,282	—	24,618,282
Commercial Mortgage-Backed Securities	—	5,071,191	—	5,071,191
Asset-Backed Securities (including CDOs)	—	20,447,969	—	20,447,969
Foreign Bonds	—	18,660,841	—	18,660,841
Mutual Funds	60,913,747	—	—	60,913,747
Total	$60,913,747	$1,148,944,774	$—	$1,209,858,521

Other Financial Instruments

Forward Foreign Currency Exchange Contracts – Liabilities	$—	$(628,515)	$—	$(628,515)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value

Risk	Derivative Contracts	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$(628,515)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(229,091)	$—
Foreign Exchange	—	1,881,416
Total	$(229,091)	$1,881,416

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$153,464	$—
Foreign Exchange	—	(1,220,223)
Total	$153,464	$(1,220,223)

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract

Notes to Financial Statements – continued

settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

Notes to Financial Statements – continued

cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into inflation swap agreements in order to manage its exposure to inflation risk. Inflation swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two rates applied to a notional principal amount. The two rates exchanged are generally a fixed rate and a floating rate based on an inflation index.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/19	Year ended 10/31/18
Ordinary income (including any short-term capital gains)	$28,635,924	$36,076,674

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/19

Cost of investments	$1,164,888,616
Gross appreciation	46,733,220

Gross depreciation	(2,391,830)
Net unrealized appreciation (depreciation)	$44,341,390

Undistributed ordinary income	5,312,567
Capital loss carryforwards	(44,254,157)
Other temporary differences	(2,503,780)

As of October 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(7,893,488)
Long-Term	(36,360,669)
Total	$(44,254,157)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of

Notes to Financial Statements – continued

settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/19	Year ended 10/31/18
Class A	$1,008,027	$1,277,252
Class B	62,242	121,640
Class C	89,925	175,163
Class I	114,632	144,108
Class R1	4,351	6,440
Class R2	12,062	16,708
Class R3	37,918	52,060
Class R4	2,784	10,605
Class R6	27,303,983	34,272,698
Total	$28,635,924	$36,076,674

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets.

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.45%
In excess of $2.5 billion	0.40%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2019, this management fee reduction amounted to $113,638, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.48% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.80%	1.55%	1.65%	0.65%	1.65%	1.15%	0.90%	0.65%	0.60%

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2021. For the year ended October 31, 2019, this reduction amounted to $443,860, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,116 for the year ended October 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$112,888
Class B	0.75%	0.25%	1.00%	0.90%	40,467
Class C	0.75%	0.25%	1.00%	1.00%	62,333
Class R1	0.75%	0.25%	1.00%	1.00%	3,181
Class R2	0.25%	0.25%	0.50%	0.50%	3,236
Class R3	—	0.25%	0.25%	0.25%	4,428
Total Distribution and Service Fees					$226,533

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2019 based on each class’s average daily net assets. 0.10% of the Class A and Class B service fee is currently being waived under a written waiver arrangement. For the year ended October 31, 2019, this waiver amounted to $45,155 and $4,047, respectively, and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until February 28, 2021. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2019, this rebate amounted to $215, $10, and $58 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

Notes to Financial Statements – continued

purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2019, were as follows:

Amount
Class A	$1,383
Class B	1,449
Class C	414

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2019, the fee was $26,409, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $76,202.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended October 31, 2019, these costs for the fund amounted to $865,509 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and

Notes to Financial Statements – continued

was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended October 31, 2019, the fee paid by the fund under this agreement was $1,792 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

At October 31, 2019, MFS held approximately 62% of the outstanding shares of Class R4.

(4) Portfolio Securities

For the year ended October 31, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$415,271,732	$516,935,435
Non-U.S. Government securities	$27,484,183	$40,691,222

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	957,570	$9,729,229	1,184,671	$12,037,915
Class B	2,837	28,123	19,241	194,073
Class C	66,814	689,876	147,600	1,498,501
Class I	174,755	1,773,867	334,752	3,404,815
Class R1	3,234	32,535	14,232	143,073
Class R2	59,987	613,165	19,117	193,494
Class R3	14,163	141,967	28,738	292,959
Class R4	1,046	10,523	3,270	33,487
Class R6	7,042,214	71,773,244	7,346,046	74,947,560
	8,322,620	$84,792,529	9,097,667	$92,745,877

Notes to Financial Statements – continued

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	89,171	$904,248	112,745	$1,145,907
Class B	5,732	57,526	10,836	109,881
Class C	8,786	88,138	16,386	166,309
Class I	11,147	112,860	12,848	130,543
Class R1	433	4,351	636	6,440
Class R2	1,067	10,811	1,371	13,943
Class R3	3,736	37,825	5,116	51,984
Class R4	270	2,721	1,018	10,430
Class R6	2,676,906	27,241,242	3,357,059	34,209,241
	2,797,248	$28,459,722	3,518,015	$35,844,678

Shares reacquired
Class A	(1,057,269)	$(10,695,397)	(1,373,178)	$(13,939,068)
Class B	(169,420)	(1,707,332)	(226,649)	(2,288,831)
Class C	(293,559)	(2,976,406)	(447,004)	(4,513,977)
Class I	(297,628)	(2,999,861)	(538,482)	(5,529,667)
Class R1	(3,030)	(30,264)	(14,949)	(150,132)
Class R2	(60,957)	(622,880)	(50,392)	(515,751)
Class R3	(56,438)	(572,500)	(28,415)	(288,220)
Class R4	(6,979)	(70,341)	(60,215)	(618,719)
Class R6	(12,450,522)	(125,164,765)	(9,234,551)	(94,046,005)
	(14,395,802)	$(144,839,746)	(11,973,835)	$(121,890,370)

Net change
Class A	(10,528)	$(61,920)	(75,762)	$(755,246)
Class B	(160,851)	(1,621,683)	(196,572)	(1,984,877)
Class C	(217,959)	(2,198,392)	(283,018)	(2,849,167)
Class I	(111,726)	(1,113,134)	(190,882)	(1,994,309)
Class R1	637	6,622	(81)	(619)
Class R2	97	1,096	(29,904)	(308,314)
Class R3	(38,539)	(392,708)	5,439	56,723
Class R4	(5,663)	(57,097)	(55,927)	(574,802)
Class R6	(2,731,402)	(26,150,279)	1,468,554	15,110,796
	(3,275,934)	$(31,587,495)	641,847	$6,700,185

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising

Notes to Financial Statements – continued

management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 32%, 24%, 20%, 5%, 3%, 3%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2019, the fund’s commitment fee and interest expense were $6,773 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$11,158	$288,494,194	$227,592,221	$(2,779)	$3,395	$60,913,747

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$462,303	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Inflation-Adjusted Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Inflation-Adjusted Bond Fund (the “Fund”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty* (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2019, Mr. Hegarty will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee. As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Geoffrey Schechter Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2018, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2018, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an

Board Review of Investment Advisory Agreement – continued

expense limitation for the Fund, and that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2019 and 2018, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Inflation-Adjusted Bond Fund	36,178	35,383

For the fiscal years ended October 31, 2019 and 2018, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Inflation-Adjusted Bond Fund	0	0	4,249	4,153	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Inflation-Adjusted Bond Fund*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by Deloitte:
To MFS Inflation-Adjusted Bond Fund, MFS and MFS Related Entities #	8,039	9,543

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Inflation-Adjusted Bond Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2019

*	Print name and title of each signing officer under his or her signature.